PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Jun. 30, 2025
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	As of June 30,
	2024	2025
	S$	S$
At cost:
Machine & equipment	267,776	274,905
Renovation	75,369	75,369
Furniture & Fittings	45,877	45,877
Office equipment	20,746	20,746
Motor Vehicles	193,030	193,030
Less: accumulated depreciation	(418,848)	(507,367)
Property and equipment, net	183,950	102,560